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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 7, 2000


                             CABOT INDUSTRIAL TRUST
               (Exact Name of Registrant as Specified in Charter)


   Maryland                           1-13829                     04-3397866
(State or Other               (Commission File Number)         (I.R.S. Employer
 Jurisdiction                                                Identification No.)
of Incorporation)


                          TWO CENTER PLAZA, SUITE 200
                          BOSTON, MASSACHUSETTS 02108
             (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code  (617) 723-0900


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   Other Events.

     On September 7, 2000, Cabot Industrial Properties, L.P. (the "Operating Partnership"), of which Cabot Industrial Trust is the sole general partner (the "Trust"), commenced a program for the offer of its Series A Medium-Term Notes due nine months or more from date of issue ("Medium-Term Notes") in an aggregate initial offering price of up to $200,000,000. The Medium-Term Notes are part of the aggregate of $600,000,000 in debt securities registered by the Operating Partnership pursuant to a Registration Statement on Form S-3 (the "Registration Statement"), File No. 333-71585, filed with the Securities and Exchange Commission (the "SEC") for offer pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (the "Act"). A Prospectus Supplement dated September 7, 2000 relating to the Medium-Term Notes and a base Prospectus dated April 21, 1999 have been filed with the SEC pursuant to Rule 424(b) under the Act. The issuance and sale of the Medium-Term Notes may be made from time to time in various amounts with varying terms pursuant to an Indenture dated as of April 29, 1999 (the "Indenture") by and among the Operating Partnership, the Trust and The Bank of New York (the "Trustee"), as supplemented by Supplemental Indenture No. 1 dated as of May 4, 1999 by and between the Operating Partnership and the Trustee ("Supplemental Indenture No. 1") and as further supplemented by Supplemental Indenture No. 2 dated as of September 7, 2000 by and between the Operating Partnership and the Trustee ("Supplemental Indenture No. 2"). The Indenture was previously filed as an exhibit to the Registration Statement, Supplemental Indenture No. 1 was previously filed with the SEC as an exhibit to a Form 8-K dated April 29, 1999 and Supplemental Indenture No. 2 is being filed as exhibit to the Form 8-K being filed by the Trust as of the date hereof and is incorporated herein by reference.

     The Medium-Term Notes will be distributed pursuant to a Distribution Agreement, dated as of September 7, 2000 by and among the Operating Partnership, the Trust, Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Capital Markets, Inc., Chase Securities, Inc., First Union Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. The Distribution Agreement is filed as an exhibit to the Form 8-K being filed by the Trust as of the date hereof and is incorporated herein by reference. The Medium-Term Notes may bear fixed or floating rates of interest and will be issued in substantially the forms filed as exhibits to the Form 8-K being filed by the Trust as of the date hereof and incorporated herein by reference. The Bank of New York ("Agent") may perform certain services in connection with the issuance of the Medium-Term Notes bearing floating rates of interest, if any, pursuant to a Calculation Agency Agreement dated as of September 7, 2000 between the Operating Partnership and the Agent, a copy of which is filed as an exhibit to the Form 8-K being filed by the Trust as of the date hereof and incorporated herein by reference.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired or To Be Acquired

               Not applicable.

     (b) Pro Forma Financial Information.

               Not applicable.

     (c)  Exhibits.

          99.1 Distribution Agreement dated as of September 7, 2000 by and among Cabot Industrial Properties, L.P., Cabot Industrial Trust, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, BNY Capital Markets, Inc., Chase Securities, Inc., First Union Securities, Inc., Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 99.1 to the Form 8-K dated September 7, 2000 filed by Cabot Industrial Properties, L.P.).

          99.2 Supplemental Indenture No. 2 dated as September 7, 2000 by and among Cabot Industrial Properties, L.P. and The Bank of New York (incorporated by reference to Exhibit 99.2 to the Form 8-K dated September 7, 2000 filed by Cabot Industrial Properties, L.P.).

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          99.3   Form of Series A Medium-Term Note (Floating Rate Note) due nine months or more from date of issue (incorporated by reference to Exhibit 99.3 to the Form 8-K dated September 7, 2000 filed by Cabot Industrial Properties, L.P.).

          99.4 Form of Series A Medium-Term Note (Fixed Rate Note) due nine months or more from date of issue (incorporated by reference to Exhibit 99.4 to the Form 8-K dated September 7, 2000 filed by Cabot Industrial Properties, L.P.).

          99.5 Calculation Agency Agreement dated as of September 7, 2000 by and between Cabot Industrial Properties, L.P. and The Bank of New York (incorporated by reference to Exhibit 99.5 to the Form 8-K dated September 7, 2000 filed by Cabot Industrial Properties, L.P.).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CABOT INDUSTRIAL TRUST


Date:  September 7, 2000      By:   /s/ Neil E. Waisnor
                                    ------------------------------------------
                                    Neil E. Waisnor
                                    Senior Vice President--Finance
                                    Treasurer and Secretary

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